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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-21430 ____________________________________________

USA REIT FUND LLC
 (Exact name of registrant as specified in charter)

425 Walnut Street, Cincinnati, Ohio, 45202 USA
(Address of principal executive offices)
(Zip code)

Delaware Corporate Organizers, Inc., 1201 N Market Street, 18th Floor, Wilmington, New Castle County, Delaware 19801
(Name and address of agent for service)

Registrant's telephone number, including area code: 414-287-3744

Date of fiscal year end: December 31, 2004

Date of reporting period: December 31, 2004

Item 1. 2004 Year End Report.

USA REIT Fund LLC: 2004 Annual Report

Item 2. Code of Ethics.

USA REIT Fund LLC (the "Company") has adopted a Code of Ethics as set forth in Appendix A of this Form N-CSR that applies to its Principal Executive Officer and Principal Financial Officer.

No waivers to the Code of Ethics were granted during the period.

The Code of Ethics is available upon request without charge by calling 1-416-642-6000 or by sending an e-mail request to info@bromptongroup.com

Item 3. Audit Committee Financial Expert.

The Board of Directors of the Company has determined that the Audit Committee does not have a Financial Expert.

Neither member of the Audit Committee feels comfortable certifying they meet the definition of an audit committee financial expert, however, both members are highly experienced in real estate and have adequate expertise to act as audit committee members for an investment company.

Item 4. Principal Accountant Fees and Services.

(a) Audit Fees - Fiscal year end 2004 - Cdn$34,500 Fiscal year end 2003 - Cdn$54,178

(b) Audit-Related Fees - nil for 2004 and 2003

(c) Tax Fees - Fiscal year end 2004 - Cdn$13,299. Services relate to tax consulting and review of excise and income tax returns. Nil for 2003.

(d) All Other Fees - nil for 2004 and 2003

(e)(1) Audit Committee Policies

The Audit Committee pre-approves any engagement of the independent auditors to provide any non-prohibited services to the Company, including the fees and other compensation to be paid to the independent auditors.

  The Chairman of the Audit Committee may grant the pre-approval referenced above for non-prohibited services for engagements of less than Cdn$10,000.
  All such delegated pre-approvals shall be presented to the Audit Committee no later than the next Audit Committee meeting.

The Audit Committee pre-approves any engagement of the independent auditors, including the fees and other compensation to be paid to the independent auditors, to provide any non-audit services to the Investment Advisor (or any "control affiliate" of the Investment Advisor providing ongoing services to the Company), if the engagement relates directly to the operations and financial reporting of the Company.

  The Chairman of the Audit Committee may grant the pre-approval referenced above for non-prohibited services for engagements of less than Cdn$10,000.
  All such delegated pre-approvals shall be presented to the Audit Committee no later than the next Audit Committee meeting.

(e)(2) No services as described above in (b) and (d) were approved by the Audit Committee for 2004.

(f) 0

(g) Aggregate non-audit fees billed - None other than as disclosed in Item 4(c).

(h) N/A

Item 5. Audit Committee of Listed Registrants

N/A

Item 6. Schedule of Investments

Statement of Investments
As at December 31, 2004

		Cost	Cost	Market Value	Market Value	% of
		(USD)	(CDN)	(USD)	(CDN)	Portfolio
No. of Units
21,994	Money Market Funds	$21,994	$27,208	$21,994	$26,352	100.0%

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

The Fund has authorized the investment advisor, Invesco Real Estate, to vote proxies appurtenant to the shares for which the Fund is the beneficial owner. The investment advisor has a duty to vote proxies in a manner in which it believes will add value to the Fund's investment. The investment advisor's proxy voting guidelines require evaluation of each proposal separately and voting for a management sponsored proposal unless the investment advisor believes that adoption of the proposal may have a negative impact on the economic interests of shareholders. In the event of an actual or perceived conflict of interest between the investment advisor and the Fund, the proxies in that company will be voted solely in the best interest of all of the investment advisor's clients.

Item 8. Portfolio Managers of Closed-End Management Investment Companies

Not applicable at this time.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

			Total Number of Shares
			Purchased as Part of	Maximum Number of Shares
	Total Number of	Average Price Paid Per	Publicly Announced Plans	that May Yet Be Purchased
Period	Shares Purchased	Share *	or Programs	Under the Plans or Programs
January 1-31, 2004	-	-	-	267,000
February 1-29, 2004	1,600	$9.53	1,600	265,400
March 1-31, 2004	29,300	$9.38	29,300	236,100
April 1-30, 2004	22,200	$8.88	22,200	213,900
May 1-31, 2004	23,800	$8.14	23,800	190,100
June 1-30, 2004	1,600	$8.31	1,600	188,500
July 1-31, 2004	-	-	-	-
August 1-31, 2004	-	-	-	-
September 1-30, 2004	-	-	-	-
October 1-31, 2004	-	-	-	-
November 1-30, 2004	-	-	-	-
December 1-31, 2004	-	-	-	-
Total	78,500	$8.84	78,500	188,500

* all amounts are in Canadian Dollars

Notes: On January 22, 2004, USA REIT Fund LLC announced that it intended to make a normal course issuer bid through the facilities of the Toronto Stock Exchange ("TSX") to purchase up to 267,000 of its common shares commencing on January 23, 2004 through to January 22, 2005.  The shares were delisted from the TSX on October 27, 2004.

Item 10. Submission of Matters to a Vote of Security Holders

In the event of a vacancy on the Board, the Corporate Governance Committee receives suggestions from various sources, including shareholders, as to suitable candidates. Suggestions should be sent in writing to USA REIT Fund LLC, 425 Walnut Street, Cincinnati, Ohio, 45202 USA. The Corporate Governance Committee sets appropriate standards and requirements for nominations for new directors and reserves the right to interview all candidates and to make the final selection of any new directors.

Item 11. Controls and Procedures.

The Fund's Fair Disclosure Policy and internal controls policy have been approved by the Board. The Chief Executive Officer and the Chief Financial Officer concluded that the Registrant's Disclosure Controls and Procedures are effective based on the evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

Item 12. Exhibits.

Exhibit A - Code of Ethics for Principal Executive Officer and Senior Financial Officer ("Code of Ethics")

Exhibit B - Certification by Chief Executive Officer

Exhibit C - Certification by Chief Financial Officer

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

USA REIT FUND LLC

/s/ Peter A. Braaten
By Peter A. Braaten, Chief Executive Officer

Date    February 28, 2005

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

/s/ Peter A. Braaten
By Peter A. Braaten, Chief Executive Officer

Date    February 28, 2005

/s/ David E. Roode
By David E. Roode, Chief Financial Officer

Date    February 28, 2005